SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 2, 1999

                        WEITZER HOMEBUILDERS INCORPORATED
               (Exact Name of Registrant as Specified in Chartor)

         FLORIDA                            0-25850            65-0502494
         (State or Other Jurisdiction       (Commission       (IRS Employer
                   of Incorporation)        File Number)     Identification No.)

7270 N.W. 12TH STREET, SUITE 410
MIAMI, FLORIDA                                                        33126
(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (305) 599-8100

                                       N/A
            (Former or Former Address; if Changed Since Last Report)

                             5901 N.W. 151ST STREET
                                    SUITE 120
                         MIAMI LAKES, FLORIDA 33014-2428

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  On August 2, 1999, Century Partners Group, Ltd. ("Century"), a Florida limited partnership, acquired control of Weitzer Homebuilders Incorporated ("Weitzer"). Century purchased an aggregate of 8,855,000 shares of Class A and Class B Common Stock from Chai Capital Ltd. ("Chai"), Weitzer's principal shareholder. Century paid Chai $10,000,000 consisting of $5,000,000 in cash and a $5,000,000 short-term promissory note secured by irrevocable letters of credit.

                  As part of the same transaction, Century acquired options to purchase 22,123,893 shares of Weitzer's Class A Common Stock (the "Options") directly from Weitzer in consideration of $1,130,998 which Century paid to Weitzer at the closing. The Options are exercisable at any time until they expire as follows:

NO. OF OPTIONS                                          EXPIRATION DATE
--------------                                          ---------------

12,123,893                                              September 2, 1999

5,000,000                                               November 2, 1999

5,000,000                                               February 2, 2000

                  The Option Agreement provides that Century may exercise the Options by paying Weitzer either cash or conveying to Weitzer real estate assets and/or partnership interests owned by Century having a fair market value equal to the exercise price of the Options then being exercised. As a result of issuance of the Options, Century beneficially owns 88.7% of Weitzer's outstanding capital stock.

                  At the closing, two of Weitzer's five directors resigned, the board of directors was expanded to six persons and, at the request of Century, Weitzer appointed Sergio Pino, Armando Guerra and Jose Cancela to its board of directors. The principal officers of Weitzer resigned at the closing and the following new officers were appointed at the request of Century:

PERSON                                   OFFICES
------                                   -------

Sergio Pino                              President and Chief Executive Officer

Emiliano de la Fuente, Jr.               Vice President of Finance and Treasurer

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 10.1 - Stock Purchase Agreement, by and among Weitzer Homebuilders, Inc., Century Partners Group, Ltd. and Chai Capital Ltd., dated as of June 22, 1999 contained in Report on Form 8-K filed by Weitzer on July 6, 1999 is incorporated by reference.

         Exhibit 10.3 - Amendment dated as of July 28, 1999, to Stock Purchase Agreement, by and among Weitzer Homebuilders Incorporated, Century Partners Group, Ltd. and Chai Capital Ltd., contained in Report on Form 8-k filed on July 29, 1999 is incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WEITZER HOMEBUILDERS INCORPORATED

                                   By: /s/ Sergio Pino
                                      ---------------------------------------
                                       Sergio Pino, President

August 17, 1999